UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2009

Limited Brands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8344	31-1029810
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of Principal Executive Offices)	(Zip Code)

(614) 415-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Limited Brands, Inc. (the “Company”) is filing this Current Report on Form 8-K to reflect certain accounting changes described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended January 31, 2009 (the “2008 Form 10-K”), which was filed with the United States Securities and Exchange Commission (“SEC”) on March 27, 2009. The information in this Form 8-K is not an amendment to or restatement of the 2008 Form 10-K.

Effective January 1, 2009, the Company adopted SFAS 160, Noncontrolling Interests in Consolidated Financial Statements (“SFAS 160”). SFAS 160 requires noncontrolling interests to be reported in equity and establishes a new framework for recognizing net income or loss and comprehensive income by the controlling interest. Upon adoption, prior period financial statements were recast for the presentation of the noncontrolling interest consistent with the retrospective application required by SFAS 160. The adoption of SFAS 160 will permit the Company to incorporate these financial statements in future Securities and Exchange Commission filings. The retrospective application of SFAS 160 impacts only the following items of the 2008 Form 10-K and Exhibit 12 to the 2008 Form 10-K, which are included as Exhibit 99.1 to this Current Report:

•	Part II, Item 6—Selected Financial Data

•	Part II, Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8—Financial Statements and Supplementary Data

•	Exhibit 12—Ratio of Earnings to Fixed Charges

All other information in the 2008 Form 10-K remains unchanged. This Current Report does not modify or update the disclosures therein in any way, nor does it reflect any subsequent information or events, other than as required to reflect adoption of SFAS 160 as described above. Without limitation of the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended May 2, 2009 (the “first quarter 2009 Form 10-Q”). The information in this Current Report should be read in conjunction with the 2008 Form 10-K and the first quarter 2009 Form 10-Q.

Item 9.01	Financial Statements and Exhibits

(d)	EXHIBITS

23.1	Consent of Ernst &Young LLP, an Independent Registered Public Accounting Firm

99.1	Part II, Item 6 – Selected Financial Data; Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 8 – Financial Statements and Supplementary Data; Exhibit 12 to the 2008 Form 10-K – Ratio of Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Limited Brands, Inc.

Date:	June 15, 2009	By	/s/ STUART B. BURGDOERFER
Stuart B. Burgdoerfer
Executive Vice President and Chief Financial Officer*

*	Mr. Burgdoerfer is the principal financial officer and the principal accounting officer and has been duly authorized to sign on behalf of the Registrant.